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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 13, 2002


                             WASTE MANAGEMENT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-12154                73-1309529
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
        incorporation)                                    Identification Number)



    1001 Fannin Street, Suite 4000
              Houston, Texas                                 77002
(Address of principal executive offices)                  (Zip Code)


                                 (713) 512-6200
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Statement Under Oath Of A. Maurice Myers, Principal Executive Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath Of William L. Trubeck, Principal Financial Officer, Regarding Facts and Circumstances Relating to Exchange Act Filings


ITEM 9. REGULATION FD DISCLOSURE

            On August 13, 2002, Waste Management, Inc. submitted to the Securities and Exchange Commission the Statements under Oath of Principal Executive Officer and Principal Financial Officer in accordance with the Commission's June 27, 2002 Order (File No. 4-460) requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934, as amended.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      WASTE MANAGEMENT, INC.





Date:   August 13, 2002               By: /s/ David P. Steiner
                                          -------------------------------------
                                              David P. Steiner
                                              Senior Vice President,
                                              General Counsel and Secretary



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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            EXHIBIT DESCRIPTION
         ------            -------------------

         99.1              Statement Under Oath Of A. Maurice Myers, Principal Executive Officer, Regarding Facts
                           and Circumstances Relating to Exchange Act Filings.

         99.2              Statement Under Oath Of William L. Trubeck, Principal Financial Officer, Regarding
                           Facts and Circumstances Relating to Exchange Act Filings



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